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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                      December 29, 2000 (December 29, 2000)




                             WEBLINK WIRELESS, INC.
             (Exact Name of Registrant as Specified in Its Charter)





      Delaware                          0-2196                  75-2575229
(State of incorporation        (Commission File Number)       (I.R.S. Employer
 or organization)                                            Identification No.)



                                3333 Lee Parkway
                                    Suite 100
                                Dallas, TX 75219
    (Address, including zip code of Registrant's principal executive offices)


       Registrant's telephone number, including area code: (214) 765-4000


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Item 5.   Other Events

     On December 29, 2000, WebLink Wireless, Inc. (the "Registrant") issued a press release, a copy of which is attached as Exhibit 99.1 and incorporated by reference herein, announcing the execution of an amendment to the Company's Credit Agreement dated as of March 23, 1999.

Item 7.  Financial Statements and Exhibits

Exhibit No.         Description

    99.1            Press Release dated December 29, 2000.

    99.2 First Amendment to Credit Agreement dated as of December 29, 2000 to Credit Agreement dated as of March 23, 1999.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WEBLINK WIRELESS, INC.


                                    By:  /s/ Frederick G. Anderson
                                       -----------------------------------------
                                         Name:   Frederick G. Anderson
                                         Title:  Vice President, General Counsel
                                                    and Secretary

Date: December 29, 2000




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